Federated Investors
World-Class Investment Manager

Federated ARMs Fund

ANNUAL REPORT

August 31, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Investment Review

Federated ARMs Fund invests at least 65% of total assets in U.S. government adjustable and floating rate mortgage securities. The fund's investment objective is to provide current income consistent with minimum volatility of principal. Standard & Poor's has assigned the fund a AAAf credit rating.1

Treasury yields decreased with short maturity securities posting the largest declines. The pace of economic activity slowed dramatically, led by a recession in the manufacturing sector. In response to the slowdown, the Federal Reserve Board (the "Fed") initiated a series of aggressive rate cuts. The Federal Funds rate fell 300 basis points to 3.5%.

The manufacturing sector continued to detract from overall economic activity, as capital expenditures for plant and equipment were markedly lower versus previous periods. While business investment fell, consumer spending remained surprisingly strong, although the pace of growth slowed. Home and auto purchases remained strong despite a decline in consumer confidence and an increase in the unemployment rate. Strength in consumer spending enabled the economic expansion to continue, although the pace of growth was just marginally positive. Gross domestic product grew at a 1.2% year-over-year rate for the 12 months ended June 30, 2001, a precipitous drop from the 5.2% level of the preceding year. Slower growth and the threat of recession fueled a fixed income market rally and prompted Fed action.

As signs of economic deterioration grew, the Fed's stance evolved from one concerned over potential inflation to a position that viewed economic weakness as the primary threat. Accordingly, a series of rate reductions were initiated beginning January 2001. The Fed executed seven rate cuts from January through August in an attempt to jumpstart economic growth. In response to the economy and Fed actions, Treasuries staged a strong rally. Two- and ten-year Treasuries yielded 3.63% and 4.83% at report period end, declines of 2.53% and 0.89%, respectively. The decline of Treasury yields translated into lower mortgage rates as well, with meaningful implications for mortgage securities.

1 An AAAf rating indicates the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults.

Mortgage rates declined to a multi-year low during the reporting period, resulting in a refinancing wave. According to the Mortgage Bankers Association, the average borrowing rate for a 30-year fixed rate mortgage was 6.83% at year end, a decline of over 100 basis points. Not surprisingly, mortgage prepayments increased significantly for both adjustable and fixed rate borrowers.

While the steepening of the yield curve will reduce the adjustable rate mortgage (ARM)-to-fixed refinance incentive over time, the immediate response was for ARM borrowers to lock in lower longer-term mortgage rates. Consequently, ARM prepayments increased during the reporting period. The fund attempted to reduce exposure to prepayment risk through the purchase of structured mortgage securities, which offer a degree of shelter from refinance risk, and non-callable agency debentures.

The fund's net total return for the Institutional Shares and Institutional Service Shares for the year ended August 31, 2001 was 7.18%2 and 6.91%,2 respectively, compared to 7.04% for the unmanaged Merrill Lynch 1-Year U.S. Treasury Index3 and 7.47%4 for the Lipper ARM fund average.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinv.com or by calling 1-800-341-7400.

3 The Merrill Lynch 1-Year Treasury Index is an unmanaged index tracking 1-year U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into respective categories indicated. These figures do not reflect sales charges.

Volatility Rating

The fund has received a "volatility rating" of S1 from Standard & Poor's Ratings Services (S&P), which is current as of July 19, 2001. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S1 rating to bond funds that possess "low sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S1-rated funds should be less than or equal to that of a portfolio comprised of U.S. government securities maturing within one to three years. Within this category, certain funds are designated with a plus sign (+). This indicates the fund's extremely low sensitivity to changing market conditions. These funds possess an aggregate level of volatility that is less than or equal to that of a portfolio comprised of the highest quality fixed-income instruments with an average maturity of one year or less. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expe cted to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/resourcecenter/ratingscriteria/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

This material is to be used only when preceded or accompanied by a current fund prospectus. Call your representative.

GROWTH OF $25,000 INVESTED IN FEDERATED ARMS FUND--INSTITUTIONAL SHARES

Average Annual Total Return for the Period Ended August 31, 2001
1 Year	7.18%
5 Years	5.82%
10 Years	5.81%
Start of Performance (12/3/1985)	6.43%

The graph above below illustrates the hypothetical investment of $25,0001 in the Federated ARMs Fund (Institutional Shares) (the "Fund") from August 31, 1991 to August 31, 2001 compared to the Merrill Lynch 1 Year Treasury Index (ML1T)2,3 and the Lipper Adjustable Rate Mortgage Funds Average (LARMFA).2,3,4

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T and the LARMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 For this illustration, the ML1T and the LARMFA began their performance on January 31, 1992, in conjunction with the change in investment policy of the Fund. The index and average have been assigned a beginning value of $26,885, the value of the Fund on January 31, 1992.

3 The ML1T and the LARMFA are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index and average are unmanaged.

4 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Note: The Fund changed its investment policy from investing primarily in intermediate and long-term U.S. Treasury securities to investing primarily in adjustable rate U.S. government mortgage securities, effective January 20, 1992.

GROWTH OF $25,000 INVESTED IN FEDERATED ARMS FUND--INSTITUTIONAL SERVICE SHARES

Average Annual Total Return for the Period Ended August 31, 2001
1 Year	6.91%
5 Years	5.56%
Start of Performance (4/25/1992)	5.02%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated ARMS Fund (Institutional Service Shares) (the "Fund") from April 25, 1992 (start of performance) to August 31, 2001 compared to the Merrill Lynch 1 Year Treasury Index (ML1T)2 and the Lipper Adjustable Rate Mortgage Funds Average (LARMFA).2,3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1T and the LARMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The ML1T and the LARMFA are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index and average are unmanaged.

3 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

August 31, 2001

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES--6.8%
$2,854,310	ABN AMRO Mortgage Corp. 1999-8, Floating Rate Note, 3.980%, 12/25/2029	$2,849,262
9,467,490	Countrywide Funding Corp. 1993-10, Floating Rate Note, 4.594%, 1/25/2024	9,627,869
2,234,095	Countrywide Mortgage-Backed Securities, Inc. 1994-H, 6.750%, 5/25/2024	2,233,414
1,447,643	Homeside Mortgage Securities, Inc. 1998-1, 6.750%, 2/25/2028	1,453,426
2,695,424	Paine Webber Mortgage Acceptance Corp. 1994-3, 6.500%, 3/25/2024	2,694,171

	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $18,844,253)	18,858,142

	U.S GOVERNMENT OBLIGATIONS--89.3%
	Federal Home Loan Mortgage Corp.--5.0%
8,000,000	5.000%, 2/14/2003	8,144,640
5,457,508	6.500%, 1/1/2016	5,571,757

	TOTAL	13,716,397

	Federal Home Loan Mortgage Corp. ARM--25.2%
8,151,222	7.471%, 7/1/2030	8,313,349
8,332,652	7.554%, 4/1/2029	8,496,722
26,055,008	7.624%, 7/1/2021	26,572,460
16,272,887	7.644%, 4/1/2029	16,649,116
7,550,999	7.707%, 2/1/2022	7,725,578
1,715,069	7.888%, 9/1/2020	1,754,721

	TOTAL	69,511,946

	Federal Home Loan Mortgage Corp. REMIC--17.7%
8,862,683	Series 1732-G, 6.500%, 4/15/2020	9,025,491
1,411,541	Series 1896-C, 7.000%, 11/15/2021	1,415,803
2,307,542	Series 1946-PB, 6.500%, 10/15/2007	2,309,355
9,767,072	Series 2087-FA, 3.990%, 9/15/2025	9,674,871
6,114,438	Series 2209-PJ, 7.000%, 5/15/2019	6,311,262
10,133,072	Series 2299-FB, 4.140%, 12/15/2028	10,148,829
9,984,250	Series 2333-FJ, 4.040%, 6/15/2026	9,973,561

	TOTAL	48,859,172

Principal Amount		Value
	U.S GOVERNMENT OBLIGATIONS--continued
	Federal National Mortgage Association--0.0%
$13,811	12.000%, 3/1/2013	$15,710

	Federal National Mortgage Association ARM--18.0%
9,347,399	5.970%, 3/1/2029	9,454,333
4,626,260	5.976%, 5/1/2036	4,684,042
2,780,844	5.995%, 11/1/2027	2,814,298
5,532,632	6.001%, 5/1/2036	5,601,624
1,813,916	6.032%, 3/1/2029	1,827,013
8,440,553	6.502%, 10/1/2028 -- 6/1/2040	8,572,093
2,212,123	7.240%, 2/1/2020	2,259,352
4,272,527	7.340%, 9/1/2021	4,349,945
3,371,473	7.502%, 2/1/2021	3,447,533
3,387,976	7.617%, 9/1/2018	3,463,358
3,011,625	7.756%, 2/1/2019	3,081,254

	TOTAL	49,554,845

	Federal National Mortgage Association REMIC--6.9%
3,946,464	Series 1994-60-PE, 6.750%, 11/25/2020	4,033,247
4,238,000	Series 1997-14-PE, 6.350%, 12/18/2021	4,309,368
426	Series 1997-71-A, 6.500%, 3/18/2019	426
6,199,401	Series 2000-26-PA, 7.500%, 8/25/2030	6,251,785
4,544,009	Series 2001-11-FB, 4.010%, 4/18/2029	4,552,075

	TOTAL	19,146,901

	Government National Mortgage Association--0.2%
435,882	8.500%, 1/15/2030	457,406

	Government National Mortgage Association ARM--13.6%
4,899,014	5.500%, 5/20/2029	4,944,820
2,567,192	6.250%, 1/20/2030	2,597,254
10,585,527	6.375%, 1/20/2022 - 3/20/2023	10,768,838
5,681,246	7.500%, 10/20/2029	5,820,778
2,513,879	7.625%, 11/20/2023	2,572,000
10,457,513	7.750%, 7/20/2023 - 7/20/2024	10,715,085

	TOTAL	37,418,775

Principal Amount or Shares		Value
	U.S GOVERNMENT OBLIGATIONS--continued
	Government National Mortgage Association REMIC--2.7%
$7,512,899	Series 1999-43-FA, 4.080%, 11/16/2029	$7,518,083

	TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $245,277,225)	246,199,235

	MUTUAL FUND--2.8%
7,755,330	Government Obligations Fund (at net asset value)	7,755,330

	TOTAL INVESTMENTS (IDENTIFIED COST $271,876,808)[1]	$272,812,707

1 The cost of investments for federal tax purposes amounts to $271,913,070. The net unrealized appreciation of investments on a federal tax basis amounts to $899,637 which is comprised of $1,577,965 appreciation and $678,328 depreciation at August 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($275,727,523) at August 31, 2001.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgage
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2001

Assets:
Total investments in securities, at value (identified cost $271,876,808)		$272,812,707
Income receivable		3,802,925
Receivable for shares sold		15,200

TOTAL ASSETS		276,630,832

Liabilities:
Payable for shares redeemed	$63,077
Income distribution payable	828,335
Accrued expenses	11,897

TOTAL LIABILITIES		903,309

Net assets for 28,752,076 shares outstanding		$275,727,523

Net Assets Consist of:
Paid in capital		$358,809,904
Net unrealized appreciation of investments		935,899
Accumulated net realized loss on investments		(83,924,499)
Distributions in excess of net investment income		(93,781)

TOTAL NET ASSETS		$275,727,523

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$241,461,135 ÷ 25,178,964 shares outstanding		$9.59

Institutional Service Shares:
$34,266,388 ÷ 3,573,112 shares outstanding		$9.59

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2001

Investment Income:
Interest			$18,753,999

Expenses:
Investment adviser fee		$1,709,137
Administrative personnel and services fee		214,497
Custodian fees		34,096
Transfer and dividend disbursing agent fees and expenses		34,216
Directors'/Trustees' fees		14,812
Auditing fees		14,104
Legal fees		4,273
Portfolio accounting fees		74,433
Distribution services fee--Institutional Service Shares		71,464
Shareholder services fee--Institutional Shares		640,676
Shareholder services fee--Institutional Service Shares		71,464
Share registration costs		30,486
Printing and postage		7,519
Insurance premiums		1,007
Miscellaneous		12,315

TOTAL EXPENSES		2,934,499

Waivers and Reimbursement:
Waiver of investment adviser fee	$(486,177)
Waiver of distribution services fee--Institutional Service Shares	(71,051)
Waiver of shareholder services fee--Institutional Shares	(640,676)
Waiver of shareholder services fee--Institutional Service Shares	(413)
Reimbursement of investment adviser fee	(3,996)

TOTAL WAIVERS AND REIMBURSEMENT		(1,202,313)

Net expenses			1,732,186

Net investment income			17,021,813

Realized and Unrealized Gain on Investments:
Net realized gain on investments			25,709
Net change in unrealized depreciation of investments			2,818,273

Net realized and unrealized gain on investments			2,843,982

Change in net assets resulting from operations			$19,865,795

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,021,813	$20,823,947
Net realized gain (loss) on investments	25,709	(3,006,505)
Net change in unrealized depreciation of investments	2,818,273	2,241,310

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,865,795	20,058,752

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(15,412,018)	(18,962,262)
Institutional Service Shares	(1,638,973)	(1,643,599)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,050,991)	(20,605,861)

Share Transactions:
Proceeds from sale of shares	21,519,539	9,366,815
Net asset value of shares issued to shareholders in payment of distributions declared	4,460,656	5,879,975
Cost of shares redeemed	(65,169,801)	(119,984,951)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(39,189,606)	(104,738,161)

Change in net assets	(36,374,802)	(105,285,270)

Net Assets:
Beginning of period	312,102,325	417,387,595

End of period	$275,727,523	$312,102,325

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 9.50	$ 9.51	$ 9.67	$ 9.74	$ 9.64
Income From Investment Operations:
Net investment income	0.57	0.55	0.51	0.56	0.59
Net realized and unrealized gain (loss) on investments	0.09	(0.02)	(0.16)	(0.07)	0.10

TOTAL FROM INVESTMENT OPERATIONS	0.66	0.53	0.35	0.49	0.69

Less Distributions:
Distributions from net investment income	(0.57)	(0.54)	(0.51)	(0.56)	(0.59)

Net Asset Value, End of Period	$ 9.59	$ 9.50	$ 9.51	$ 9.67	$ 9.74

Total Return[1]	7.18%	5.77%	3.74%	5.13%	7.31%

Ratios to Average Net Assets:

Expenses	0.58%	0.57%	0.55%	0.55%	0.55%

Net investment income	6.00%	5.75%	5.28%	5.77%	6.03%

Expense waiver/reimbursement[2]	0.42%	0.46%	0.45%	0.44%	0.44%

Supplemental Data:

Net assets, end of period (000 omitted)	$241,461	$283,706	$384,011	$420,988	$498,220

Portfolio turnover	38%	73%	83%	56%	84%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 9.50	$ 9.51	$ 9.67	$ 9.74	$ 9.64
Income From Investment Operations:
Net investment income	0.55	0.52	0.48	0.53	0.56
Net realized and unrealized gain (loss) on investments	0.09	(0.01)	(0.15)	(0.07)	0.10

TOTAL FROM INVESTMENT OPERATIONS	0.64	0.51	0.33	0.46	0.66

Less Distributions:
Distributions from net investment income	(0.55)	(0.52)	(0.49)	(0.53)	(0.56)

Net Asset Value, End of Period	$ 9.59	$ 9.50	$ 9.51	$ 9.67	$ 9.74

Total Return[1]	6.91%	5.50%	3.49%	4.87%	7.05%

Ratios to Average Net Assets:

Expenses	0.83%	0.82%	0.80%	0.80%	0.80%

Net investment income	5.72%	5.51%	5.03%	5.55%	5.78%

Expense waiver/reimbursement[2]	0.42%	0.46%	0.45%	0.44%	0.44%

Supplemental Data:

Net assets, end of period (000 omitted)	$34,266	$28,396	$33,376	$48,685	$87,322

Portfolio turnover	38%	73%	83%	56%	84%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2001

ORGANIZATION

Federated ARMs Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide current income consistent with minimal volatility of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government and agency securities and other fixed income and asset backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At August 31, 2001 the Fund, for federal tax purposes, had a capital loss carryforward of $83,849,450, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$13,730,287

2003	$ 57,180,753

2004	$ 8,689,597

2008	$ 2,279,774

2009	$ 1,969,039

Additionally, net capital losses of $38,783 attributable to security transactions incurred after October 31, 2000 are treated as arising on September 1, 2001, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended August 31	2001		2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,178,211	$11,267,097	757,726	$7,202,941
Shares issued to shareholders in payment of distributions declared	410,134	3,920,762	559,966	5,319,227
Shares redeemed	(6,277,156)	(59,984,709)	(11,815,617)	(112,322,194)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,688,811)	$(44,796,850)	(10,497,925)	$(99,800,026)

Year Ended August 31	2001		2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,069,665	$10,252,442	227,524	$2,163,874
Shares issued to shareholders in payment of distributions declared	56,472	539,894	59,027	560,748
Shares redeemed	(542,498)	(5,185,092)	(805,496)	(7,662,757)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	583,639	$5,607,244	(518,945)	$(4,938,135)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,105,172)	$(39,189,606)	(11,016,870)	$(104,738,161)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government securities for the year ended August 31, 2001, were as follows:

Purchases	$105,393,320

Sales	$145,856,977

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2001, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FEDERATED ARMS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated ARMs Fund (the "Fund"), as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated ARMs Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
October 12, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated ARMs Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314082108
Cusip 314082207

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

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